CSFB

           CREDIT SUISSE FIRST BOSTON

___________________________________________________________________________________________________

HOME EQUITY ASSET TRUST 2005-7

DERIVED 8/24/05

$547,500,000

Classes 2-A-1, 2-A-2, 2-A-3 & 2-A-4

Senior Certificates Offered

(Approximate)

$989,000,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Net WAC

The table below shows the Net WAC at spot libor and 20% libor with the collateral run at various 75% PPC.  The calculations assume running the deal to call.

NET WAC – Group 2

	Net		Net		Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	9.20%	26	8.54%	51	9.39%	76	9.14%	1	9.20%	26	11.33%	51	12.04%	76	11.49%
2	5.98%	27	8.80%	52	9.10%	77	9.13%	2	11.90%	27	11.58%	52	11.65%	77	11.49%
3	6.05%	28	8.54%	53	9.10%	78	9.76%	3	12.29%	28	11.31%	53	11.64%	78	12.28%
4	5.98%	29	8.84%	54	10.01%	79	9.13%	4	11.90%	29	11.77%	54	12.88%	79	11.48%
5	5.99%	30	9.55%	55	9.09%	80	9.43%	5	11.89%	30	12.58%	55	11.63%	80	11.86%
6	6.23%	31	8.97%	56	9.37%	81	9.12%	6	13.17%	31	11.76%	56	12.01%	81	11.47%
7	5.99%	32	9.25%	57	9.09%	82	9.42%	7	11.89%	32	12.15%	57	11.62%	82	11.84%
8	6.07%	33	8.97%	58	9.37%	83	9.12%	8	12.29%	33	11.75%	58	12.00%	83	11.45%
9	6.00%	34	9.26%	59	9.10%	84	9.11%	9	11.89%	34	12.14%	59	11.60%	84	11.45%
10	6.08%	35	9.07%	60	9.10%	85	9.41%	10	12.28%	35	11.74%	60	11.60%	85	11.82%
11	6.01%	36	9.11%	61	9.48%	86	9.11%	11	11.88%	36	11.73%	61	11.96%	86	11.43%
12	6.01%	37	9.39%	62	9.17%	87	9.41%	12	11.88%	37	12.12%	62	11.57%	87	11.81%
13	6.10%	38	9.11%	63	9.47%	88	9.10%	13	12.28%	38	11.72%	63	11.95%	88	11.42%
14	6.02%	39	9.39%	64	9.17%	89	9.10%	14	11.88%	39	12.11%	64	11.55%	89	11.41%
15	6.11%	40	9.11%	65	9.16%	90	10.07%	15	12.27%	40	11.71%	65	11.56%	90	12.63%
16	6.03%	41	9.12%	66	10.14%	91	9.09%	16	11.87%	41	11.71%	66	12.79%	91	11.40%
17	6.04%	42	10.04%	67	9.16%	92	9.39%	17	11.87%	42	12.95%	67	11.54%	92	11.77%
18	6.33%	43	9.12%	68	9.46%	93	9.09%	18	13.14%	43	11.70%	68	11.92%	93	11.38%
19	6.05%	44	9.40%	69	9.15%	94	9.39%	19	11.86%	44	12.08%	69	11.53%	94	11.76%
20	6.22%	45	9.11%	70	9.46%	95	9.08%	20	12.26%	45	11.68%	70	11.91%	95	11.37%
21	6.15%	46	9.40%	71	9.15%	96	9.08%	21	11.86%	46	12.07%	71	11.53%	96	11.36%
22	6.26%	47	9.11%	72	9.15%	97	9.38%	22	12.24%	47	11.67%	72	11.52%	97	11.74%
23	7.73%	48	9.11%	73	9.45%			23	11.84%	48	11.67%	73	11.90%
24	8.54%	49	9.39%	74	9.14%			24	11.52%	49	12.05%	74	11.51%
25	8.80%	50	9.10%	75	9.44%			25	11.56%	50	11.66%	75	11.88%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 4.10% and one-month LIBOR is 3.80%; run at the 75% of the Pricing Scenario (to call).  Net WAC indicates the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include Group 2 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the 75% of the Pricing Scenario.  Net WAC indicates the lesser of the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include net payments to Group 2 under  the Swap Agreement, and the weighted-average maximum rate on the Group 2 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

Net WAC

The table below shows the Net WAC at spot libor and 20% libor with the collateral run at 150% PPC.  The calculations assume running the deal to call.

NET WAC – Group 2

	Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)
1	9.20%	26	8.33%	1	9.20%	26	11.45%
2	5.97%	27	8.53%	2	11.90%	27	11.78%
3	6.04%	28	8.29%	3	12.29%	28	11.38%
4	5.97%	29	8.55%	4	11.89%	29	11.36%
5	5.96%	30	9.13%	5	11.89%	30	12.12%
6	6.17%	31	8.64%	6	13.16%	31	11.32%
7	5.95%	32	8.86%	7	11.88%	32	11.67%
8	6.01%	33	8.62%	8	12.28%	33	11.27%
9	5.94%	34	8.84%	9	11.88%	34	11.62%
10	5.99%	35	8.68%	10	12.27%	35	11.22%
11	5.92%	36	8.73%	11	11.86%	36	11.20%
12	5.91%	37	8.95%	12	11.86%	37	11.55%
13	5.95%	38	8.70%	13	12.25%	38	11.15%
14	5.89%	39	8.91%	14	11.84%	39	11.50%
15	5.92%	40	8.66%	15	12.23%	40	11.10%
16	5.86%	41	8.66%	16	11.83%	41	11.08%
17	5.85%			17	11.82%
18	5.94%			18	13.08%
19	5.83%			19	11.80%
20	5.91%			20	12.19%
21	5.89%			21	11.79%
22	5.88%			22	12.14%
23	7.47%			23	11.69%
24	8.38%			24	11.61%
25	8.60%			25	11.92%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 4.10% and one-month LIBOR is 3.80%; run at the 75% of the Pricing Scenario (to call).  Net WAC indicates the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include Group 2 net payments from the Swap Agreement. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

(2) Achieved assuming each adjustable rate Mortgage Loan index and one-month LIBOR increase to 20.00% in period 2; run at the 75% of the Pricing Scenario.  Net WAC indicates the lesser of the weighted-average net interest rate of the Group 2 Mortgage Loans, adjusted to include net payments to Group 2 under  the Swap Agreement, and the weighted-average maximum rate on the Group 2 mortgage loans. The rate displayed is adjusted for the actual number of days in the accrual period (and is thus represented in an actual/360 accrual basis).

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.